Lehman Brothers

Wed, 28 May 2003,18:05:22 EDT

shpark:SASC03-18XS PRICE

Yield Table - Bond Al

SASCO 2003-18XS

Settle as of 05/30/03

Bond Summary - Bond A1
Fixed Coupon:	1.620
Orig Bal:	61,268,000
Factor:	1.0000000
Factor Date:	05/25/03	Next Pmt:	06/25/03
Delay:	0	Cusip:

	120.00User_Curve_1
	(/home/structuring/prepays/62012.txt)
Price	Yield	Duration
99-08	2.58	0.78
99-10	2.50
99-12	2.42
99-14	2.34
99-16	2.26
99-18	2.18	0.78
99-20	2.10
99-22	2.02
99-24	1.94
99-26	1.86
99-28	1.78	0.79
99-30	1.70
100-00	1.63
100-02	1.55
100-04	1.47
100-06	1.39	0.79
100-08	1.31
100-10	1.23
100-12	1.15
100-14	1.07
100-16	0.99	0.79
100-18	0.92
100-20	0.84
100-22	0.76
100-24	0.68
Average Life	0.80
First Pay	06/25/03
Last Pay	11/25/04

Tsy BM

3Mo

6Mo

2YR

3YR

5YR

10YR

30YR

Lib BM

1YR

2YR

3YR

4YR

5YR

7YR

10YR

12YR

15YR

20YR

30YR

Yield

1.0703

1.0732

1.3298

1.6276

2.2977

3.3239

4.2757

Yield

1.2300

1.5198

1.9226

2.3001

2.6177

3.1481

3.6589

4.0115

4.1993

4.4498

4.5582

Coupon

1.6250

2.0000

2.6250

3.6250

5.3750

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers

Tue, 27 May 2003, 11:16:20 EDT

kkanaan:SASC03-18XS_PRICE

Yield Table - Bond A3

SASCO 2003-18XS

Settle as of 05/30/03

Bond Summary – Bond A3
Fixed Coupon:	3.150
Orig Bal:	47,085,000
Factor:	1.0000000
Factor Date:	05/25/03	Next Pmt:	06/25/03
Delay:	24	Cusip:

	75.00User_Cur_1		50.00User_Curve_1		100.00 User_Curve_1		120.00User_Curve_1		150.00User_Curve_1		175.00User_Curve_1		200.00User_Curve_1
	(/home/structuring/ prepays/62012.txt)		(/home/structuring/ prepays/62012.txt)		(/home/structuring/ prepays/62012.txt)		(/home/structuring/ prepays/62012.txt)		(/home/structuring/ prepays/62012.txt)		(/home/structuring/ prepays/62012.txt)		(/home/structuring/ prepays/62012.txt)
Price	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration
99-22	3.19	4.588	3.19	6.698	3.20	3.379	3.21	2.802	3.22	2.216	3.23	1.873	3.23	1.632
99-24	3.18		3.18		3.18		3.18		3.19		3.19		3.20
99-26	3.17		3.17		3.16		3.16		3.16		3.16		3.16
99-28	3.15		3.16		3.15		3.14		3.13		3.13		3.12
99-30	3.14		3.15		3.13		3.12		3.10		3.09		3.08
100-00	3.13	4.593	3.14	6.706	3.11	3.382	3.10	2.805	3.08	2.219	3.06	1.875	3.04	1.634
100-02	3.11		3.13		3.09		3.07		3.05		3.03		3.00
100-04	3.10		3.12		3.07		3.05		3.02		2.99		2.97
100-06	3.08		3.11		3.05		3.03		2.99		2.96		2.93
100-08	3.07		3.10		3.04		3.01		2.96		2.93		2.89
100-10	3.06	4.598	3.09	6.713	3.02	3.386	2.99	2.808	2.94	2.221	2.89	1.878	2.85	1.636
Average Life	5.12		7.85		3.66		3.00		2.34		1.97		1.71
First Pay	08/25/05		08/25/06		02/25/05		11/25/04		08/25/04		06/25/04		04/25/04
Last Pay	04/25/14		02/25/18		09/25/10		01/25/09		08/25/07		11/25/06		02/25/06
Sprd/ALife/Lib	43/5.12		-23/7.85		93/3.66		118/3.00		142/2.34		154/1.97		161/1.71

Tsy BM

3Mo

6Mo

2YR

3YR

5YR

10YR

30YR

Lib BM

1MO

2MO

3MO

6MO

1YR

2YR

3YR

4YR

5YR

6YR

7YR

8YR

9YR

10YR

12YR

15YR

30YR

Yield

1.0804

1.0884

1.3359

1.6206

2.3167

3.3610

4.3065

Yield

1.3200

1.2900

1.2800

1.2100

1.2100

1.5259

1.9181

2.3111

2.6592

2.9293

3.1994

3.4008

3.5696

3.7235

4.0731

4.2599

4.6115

Coupon

1.6250

2.0000

2.6250

3.6250

5.3750

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers

Wed, 28 May 2003, 18:04:18 EDT

shpark:SASC03-18XS_PRICE

Yield Table - Bond A4

SASCO 2003-18XS

Settle as of 05/30/03

Bond Summary – A4
Fixed Coupon:	4.410
Orig Bal:	6,010,000
Factor:	1.0000000
Factor Date:	05/25/03	Next Pmt:	06/25/03
Delay:	24	Cusip:

	120.00User_Curve_1
	(/home/shvctming/prepays/62012.trzt)
Price	Yield	Duration
99-25+	4.43	5.16
99-26	4.43
99-26+	4.43
99-27	4.42
99-27+	4.42
99-28	4.42	5.17
99-28+	4.42
99-29	4.41
99-29+	4.41
99-30	4.41
99-30+	4.40	5.17
99-31	4.40
99-31+	4.40
100-00	4.39
100-00+	4.39
100-01	4.39	5.17
100-01+	4.38
100-02	4.38
100-02+	4.38
100-03	4.38
100-03+	4.37	5.17
100-04	4.37
100-04+	4.37
100-05	4.36
100-05+	4.36
Average Life	6.00
First Pay	01/25/09
Last Pay	10/25/09

Tsy BM

3Mo

6Mo

2YR

3YR

5YR

10YR

30YR

Lib BM

1YR

2YR

3YR

4YR

5YR

7YR

10YR

12YR

15YR

20YR

30YR

Yield

1.0703

1.0732

1.3298

1.6276

2.2977

3.3239

4.2757

Yield

1.2300

1.5198

1.9226

2.3001

2.6177

3.1481

3.6589

4.0115

4.1993

4.4498

4.5582

Coupon

1.6250

2.0000

2.6250

3.6250

5.3750

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers

Thu, 22 May 2003, 14:44:14 EDT

kkanaan:SASC03-18XS_PRICE

Yield Table - Bond A5

SASCO 2003-18XS

Settle as of 05/30/03

Bond Summary – Bond A5
Fixed Coupon:	4.910
Orig Bal:	21,591,000
Factor:	1.0000000
Factor Date:	05/25/03	Next Pmt:	06/25/03
Delay:	24	Cusip:

	120.00User_Curve_1
	(/home/shvctming/prepays/62012.trzt)
Price	Yield	Duration
99-24+	4.95	6.515
99-25	4.94
99-25+	4.94
99-26	4.94
99-26+	4.94
99-27	4.93	6.516
99-27+	4.93
99-28	4.93
99-28+	4.93
99-29	4.92
99-29+	4.92	6.517
99-30	4.92
99-30+	4.92
99-31	4.92
99-31+	4.91
100-00	4.91	6.518
100-00+	4.91
100-01	4.91
100-01+	4.90
100-02	4.90
100-02+	4.90	6.519
100-03	4.90
100-03+	4.89
100-04	4.89
100-04+	4.89
100-05	4.89	6.520
100-05+	4.88
Average Life	8.08
First Pay	10/25/09
Last Pay	10/25/11

Tsy BM

3Mo

6Mo

2YR

3YR

5YR

10YR

30YR

Lib BM

1MO

2MO

3MO

6MO

1YR

2YR

3YR

4YR

5YR

6YR

7YR

8YR

9YR

10YR

12YR

15YR

30YR

Yield

1.0703

1.0732

1.3380

1.6437

2.3316

3.3600

4.3189

Yield

1.3200

1.2925

1.2800

1.2200

1.2300

1.5255

1.9362

2.3227

2.6516

2.9148

3.1780

3.3761

3.5493

3.6975

4.0509

4.2397

4.6064

Coupon

1.6250

2.0000

2.6250

3.6250

5.3750

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers

Thu, 22 May 2003, 14:16:57 EDT

kkanaan:SASC03-18XS_PRICE

Yield Table - Bond A61

SASCO 2003-18XS

Settle as of 05/30/03

Bond Summary – Bond A61
Fixed Coupon:	4.040
Orig Bal:	19,704,000
Factor:	1.0000000
Factor Date:	05/25/03	Next Pmt:	06/25/03
Delay:	24	Cusip:

	120.00User_Curve_1
	(/home/shvctming/prepays/62012.trzt)
Price	Yield	Duration
99-24	4.07	5.497
99-24+	4.07
99-25	4.06
99-25+	4.06
99-26	4.06
99-26+	4.06	5.498
99-27	4.05
99-27+	4.05
99-28	4.05
99-28+	4.05
99-29	4.04	5.499
99-29+	4.04
99-30	4.04
99-30+	4.03
99-31	4.03
99-31+	4.03	5.500
100-00	4.03
100-00+	4.02
100-01	4.02
100-01+	4.02
100-02	4.01	5.501
100-02+	4.01
100-03	4.01
100-03+	4.01
100-04	4.00
100-04+	4.00	5.502
100-05	4.00
Average Life	6.40
First Pay	06/25/06
Last Pay	10/25/11

Tsy BM

3Mo

6Mo

2YR

3YR

5YR

10YR

30YR

Lib BM

1MO

2MO

3MO

6MO

1YR

2YR

3YR

4YR

5YR

6YR

7YR

8YR

9YR

10YR

12YR

15YR

30YR

Yield

1.0703

1.0732

1.3380

1.6437

2.3316

3.3600

4.3189

Yield

1.3200

1.2925

1.2800

1.2200

1.2300

1.5255

1.9362

2.3227

2.6516

2.9148

3.1780

3.3761

3.5493

3.6975

4.0509

4.2397

4.6064

Coupon

1.6250

2.0000

2.6250

3.6250

5.3750

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers

Wed, 28 May 2003, 18:03:08 EDT

shpark:SASC03-18XS_PRICE

Yield Table - Bond A61

SASCO 2003-18XS

Settle as of 05/30/03

Bond Summary - Bond A61
Fixed Coupon:	4.040
Orig Bal:	19,704,000
Factor:	1.0000000
Factor Date:	05/25/03	Next Pmt:	06/25/03
Delay:	24	Cusip:

	120.00User_Curve_1
	(/home/structuring/prepays/62012.txt)
Price	Yield	Duration
99-24	4.07	5.50
99-24+	4.07
99-25	4.06
99-25+	4.06
99-26	4.06
99-26+	4.06	5.50
99-27	4.05
99-27+	4.05
99-28	4.05
99-28+	4.05
99-29	4.04	5.50
99-29+	4.04
99-30	4.04
99-30+	4.03
99-31	4.03
99-31+	4.03	5.50
100-00	4.03
100-00+	4.02
100-01	4.02
100-01+	4.02
100-02	4.01	5.50
100-02+	4.01
100-03	4.01
100-03+	4.01
100-04	4.00
Average Life	6.40
First Pay	06/25/06
Last Pay	10/25/11

Tsy BM

3Mo

6Mo

2YR

3YR

5YR

10YR

30YR

Lib BM

1YR

2YR

3YR

4YR

5YR

7YR

10YR

12YR

15YR

20YR

30YR

Yield

1.0703

1.0732

1.3298

1.6276

2.2977

3.3239

4.2757

Yield

1.2300

1.5198

1.9226

2.3001

2.6177

3.1481

3.6589

4.0115

4.1993

4.4498

4.5582

Coupon

1.6250

2.0000

2.6250

3.6250

5.3750

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.